Annual Report


MARCH 31, 1998





TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.


[LOGO] Franklin Templeton

PAGE

[PHOTO OF J. MARK MOBIUS APPEARS HERE]

J. MARK MOBIUS, PHD.
President
Templeton Emerging Markets
Appreciation Fund, Inc.


                               TECHNOLOGY UPDATE:
                               FRANKLIN TEMPLETON
                          COMBATS THE YEAR 2000 PROBLEM

                             By Charles B. Johnson,
                      President of Franklin Resources, Inc.


As we near the 21st century, Franklin Templeton is taking important steps to tackle the computer glitch dubbed the Year 2000 Problem, Y2K, or the Millennium Bug. The problem originated from the software designers' attempt to save memory by recording years in a two-digit format -- "98" instead of "1998," for example -- but didn't take into account that the year 2000, or "00," could also be interpreted as 1900. Uncorrected, this problem could prevent computers from accurately processing date-sensitive data after 1999.

Franklin Templeton's Information Services & Technology division established a Year 2000 Project Team that has already begun making the necessary software changes to help our computer systems, which service the funds and their shareholders, be Year 2000 Compliant. As changes reach completion, we plan to conduct comprehensive tests to verify their effectiveness. We will also seek reasonable assurances from all of our major software or data-services suppliers that they will be Year 2000 Compliant.

In addition, with an estimated 80% of businesses facing the Year 2000 Problem, mutual fund managers appreciate the impact it potentially could have on companies. That's why Franklin Templeton managers are aware of this issue when managing fund portfolios.

PAGE


SHAREHOLDER LETTER




Your Fund's Objective: Templeton Emerging Markets Appreciation Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries.

Dear Shareholder:

We are pleased to bring you this annual report for Templeton Emerging Markets Appreciation Fund for the fiscal year ended March 31, 1998. During this period, securities markets in developing nations experienced severe volatility due to the Asian currency crisis. Although a number of markets recovered by the end of the reporting period, many in Asia did not. Within this environment, the Fund provided a one-year 15.12% cumulative total return in market-price terms, as discussed in the Performance Summary on page 5. Based on change in net asset value, total return was 3.31%. Lipper Analytical Services ranked the Fund second out of six closed-end emerging market equity funds in total return, based on change in net asset value during the one-year period ended March 31, 1998.(1)

(1.) Lipper Analytical Services is a nationally recognized mutual fund research organization.

You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 8 of this report.


CONTENTS

Shareholder Letter ..................  1

Performance Summary .................  5

Financial Highlights &
Statement of Investments ............  7

Financial Statements ................ 17

Notes to the Financial
Statements .......................... 20

Independent Auditor's Report ........ 23

Tax Designation ..................... 25


[GRAPH] PYRAMID

PAGE


This chart shows in pie format the asset allocation breakdown of the Fund's securities on March 31, 1998, based on total net assets.


ASSET ALLOCATION
Based on Total Net Assets
3/31/98

[PIE CHART APPEARS HERE]

Equity                                       52.3%
Fixed-Income Securities                      39.5%
Short-Term Investments & Other Net Assets     8.2%



This chart shows in pie format thegeographic distribution breakdown of the Fund's securities on March 31, 1998, based on total net assets.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/98


[PIE CHART APPEARS HERE]

Latin America                                51.6%
Asia                                         25.6%
Europe                                       11.8%
Middle-East & Africa                          2.8%
Short-Term Investments & Other Net Assets     8.2%

At the end of the reporting period, 52.3% of the Fund's total net assets were invested in equities, 39.5% in fixed-income securities, and 8.2% in short-term investments and other net assets. These holdings were spread across 35 emerging market countries, with no individual market representing more than 18.9% of the Fund's total net assets. Our largest single-country exposure was Mexico, followed by Brazil, Argentina, and Turkey.

The devaluation of the Thai baht in July 1997 highlighted problems involving high foreign debt levels and trade imbalances in many other Asian countries. This triggered several other devaluations, thrusting many companies into bankruptcy and adversely affecting banking systems in these nations. The region's securities markets also suffered, as a rush for cash drove down equity and bond prices in a wild melee of selling, the likes of which had not been seen for many years.

Latin American markets overall fared better than their Asian counterparts. Strong market-oriented policies and close economic ties to the United States helped shelter these countries from the worst effects of the "Asian flu." Although Latin American equity markets did decline during the middle of the fiscal year, many rebounded and finished the year with an appreciable gain. For example, Brazil's stock market advanced 25.2% and Mexico's 26.4% during the 12 months under review.(2) The prices of many debt securities also increased, as rising oil prices boosted foreign exchange earnings in Ecuador, Mexico, and Venezuela, leading to higher credit quality of many of their bonds. During the reporting period, we boosted our position in Latin America from 42.0% to 51.6% of total net assets.

Eastern European emerging markets also generally performed well during the fiscal year. Foreign investors attracted by an improved

(2) Source: Bloomberg. Market return is measured in U.S. dollars and includes reinvested dividends.

2


PAGE

Russian economy maintained their heavy buying of securities. The value of many stocks appreciated substantially, and the bond market there rose 13.4%.(3) Bulgarian bonds were strong as well, providing a 53.7% total return, largely because investors responded positively to new economic policies and the July 1, 1997 implementation of a currency board.(3)

Looking forward, we will continue to focus on securities from countries experiencing strong economic growth. In our opinion, the underlying value of such securities should increase as a result of economic performance and improved creditworthiness of these nations. At the same time, we will attempt to avoid countries that are failing to make economic reforms and whose credibility is weakened as a result of inconsistent economic policies. The Asian currency crisis could represent an opportunity to purchase securities that were previously overvalued, and markets such as Thailand may recover just as Mexico's market rallied strongly after its 1994 peso crisis. We have already seen some of the major markets in Asia and Latin America rally significantly from earlier levels, and believe that now is the time to maintain our rational investing approach and buy what we perceive to be bargain-priced securities.

Of course, investments in foreign securities involve special risks, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in

(3). Source: J.P. Morgan Securities, Inc. Emerging Markets Bond Index Plus. Market return is measured in U.S. dollars.


TOP 10 HOLDINGS
3/31/98

COMPANY                                        % OF TOTAL
INDUSTRY, COUNTRY                              NET ASSETS
Telmex-Telefonos de
Mexico SA, ADR, L
Telecommunications, Mexico                           4.7%

Republic of Venezuela,
9.25%, 9/15/27
Government Bonds, Venezuela                          3.7%

United Mexican States,
9.875%, 1/15/07
Government Bonds, Mexico                             3.6%

Alpha Credit Bank
Banking, Greece                                      2.8%

Cemex SA, B
Building Materials
& Components, Mexico                                 2.8%

Ergo Bank SA
Banking, Greece                                      2.5%

Centrais Eletricas Brasileiras
SA (Electrobras), pfd., B
Utilities Electrical & Gas, Brazil                   2.5%

Republic of Argentina,
9.25%, 2/23/01
Government Bonds, Argentina                          2.3%

Republic of Turkey, 144A,
10.00%, 9/19/07
Government Bonds, Turkey                             2.2%

Akbank
Banking, Turkey                                      2.1%

                                                                               3


PAGE


This table shows the top 10 countries represented in the Fund on March 31, 1998, based on total net assets.


TOP 10 COUNTRIES
REPRESENTED IN THE FUND
3/31/98

                    % OF TOTAL
COUNTRY             NET ASSETS
Mexico                  18.9%

Brazil                  12.4%

Argentina               10.3%

Turkey                   9.8%

Greece                   6.5%

Venezuela                4.7%

Hong Kong                3.3%

Malaysia                 2.7%

Russia                   2.4%

Ecuador                  2.4%



emerging markets. In fact, the Hong Kong equity market has increased 1,056% in the last 15 years, but has suffered five declines of more than 20% during that time.(4)

Please remember this discussion reflects our views, opinions and portfolio holdings as of March 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Templeton Emerging Markets Appreciation Fund, and welcome your comments and suggestions.

Sincerely,





/s/ J. Mark Mobius

J. Mark Mobius, Ph.D.
President
Portfolio Manager - Equity Securities
Templeton Emerging Markets Appreciation Fund, Inc.





/s/ Ronald A. Johnson

Ronald A. Johnson, Ph.D.
Portfolio Manager - Fixed-Income Securities
Templeton Emerging Markets Appreciation Fund, Inc.

(4). Source: Bloomberg. Market return is based on quarterly percentage price change over 15 years ended March 31, 1998.

4


PAGE

PERFORMANCE SUMMARY


In market-price terms, Templeton Emerging Markets Appreciation Fund produced a cumulative total return of 15.12% for the 12-month period ended March 31, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a cumulative total return of 3.31% for the same period. Both total return figures assume reinvestment of dividends and capital gains, if any, in accordance with the dividend reinvestment and cash purchase plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased 25 cents ($0.25) per share, from $12.875 on March 31, 1997, to $12.625 on March 31, 1998, while the net asset value decreased $1.82 per share, from $15.17 to $13.35.

Shareholders received per share distributions of 72 cents ($0.72) in dividend income, 98.5 cents ($0.985) in long-term capital gains, and 44.5 cents ($0.445) in short-term capital gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.

                                                                               5

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND
Periods ended 3/31/98

                                                                                     SINCE
                                                                                   INCEPTION
                                                      1-YEAR            3-YEAR     (4/29/94)
Cumulative Total Return(1)
     Based on change in net asset value                3.31%            50.91%        33.34%
     Based on change in market price                  15.12%            33.58%        18.55%
Average Annual Total Return(2)
     Based on change in net asset value                3.31%            14.69%         8.41%
     Based on change in market price                  15.12%            10.12%         4.89%


(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment and cash purchase plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

Past expense reductions by the Fund's Business Manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


Past performance is not predictive of future results.

6


PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Highlights

                                                                             YEAR ENDED MARCH 31,
                                                                -----------------------------------------------
                                                                 1998         1997         1996         1995+
                                                                -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $15.17       $13.41       $12.05        $14.10
                                                                -----------------------------------------------
Income from investment operations:
 Net investment income......................................        .56          .62          .69           .48
 Net realized and unrealized gains (losses).................       (.23)        2.27         1.64         (1.97)
                                                                -----------------------------------------------
Total from investment operations............................        .33         2.89         2.33         (1.49)
                                                                -----------------------------------------------
Underwriting expenses deducted from capital.................         --           --           --          (.15)
                                                                -----------------------------------------------
Less distributions from:
 Net investment income......................................       (.72)        (.51)        (.86)         (.32)
 Net realized gains.........................................      (1.24)        (.62)        (.11)         (.09)
 In excess of net realized gains............................       (.19)          --           --            --
                                                                -----------------------------------------------
Total distributions.........................................      (2.15)       (1.13)        (.97)         (.41)
                                                                -----------------------------------------------
Net asset value, end of year................................     $13.35       $15.17       $13.41        $12.05
                                                                ===============================================
Total Return*
 Based on market value per share............................     15.12%         .40%       15.57%      (11.25)%
 Based on net asset value per share.........................      3.31%       22.40%       19.34%      (11.64)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $58,520      $65,075      $57,516       $51,022
Ratios to average net assets:
 Expenses...................................................      1.88%        1.83%        1.64%         1.79%**
 Net investment income......................................      3.76%        4.29%        5.29%         3.98%**
Portfolio turnover rate.....................................     74.67%      114.78%       26.92%        58.79%
Average commission rate paid ***............................     $.0016       $.0036       $.0008            --

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year 1996 disclosure of average commission rate was not required.
+For the period April 29, 1994 (commencement of operations) to March 31, 1995.
                       See Notes to Financial Statements.
                                                                               7

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS 48.4%
APPLIANCES & HOUSEHOLD DURABLES .8%
Arcelik AS..................................................          Turkey             2,574,896     $   222,472
Beko Elektronik AS..........................................          Turkey             1,075,990          46,483
Sanyo Universal Electric Public Co. Ltd. ...................         Thailand               20,000           6,624
Semi-Tech Co. Ltd. .........................................         Hong Kong             491,601          52,660
*Semi-Tech Co. Ltd., wts. ..................................         Hong Kong              11,320              15
Turk Demir Dokum, br. ......................................          Turkey             3,772,993         135,052
                                                                                                       -----------
                                                                                                           463,306
                                                                                                       -----------
AUTOMOBILES .5%
Associated Motorways Ltd. ..................................         Sri Lanka              48,300          27,078
*Bajaj Auto Ltd. ...........................................           India                 2,350          35,370
Cycle & Carriage Ltd. ......................................         Singapore              11,000          49,721
Perusahaan Otomobil Nasional Bhd., fgn. ....................         Malaysia               67,000         116,882
PT Gadjah Tunggal...........................................         Indonesia             293,000          13,549
Renault Argentina SA........................................         Argentina              20,915          43,927
                                                                                                       -----------
                                                                                                           286,527
                                                                                                       -----------
BANKING 12.4%
Akbank......................................................          Turkey            16,867,518       1,231,814
*Alpha Credit Bank..........................................          Greece                21,178       1,639,113
AMMB Holdings Bhd. .........................................         Malaysia               33,400          38,355
Banco Bradesco SA...........................................          Brazil            24,959,625         248,049
Banco de Galicia y Buenos Aires SA, B.......................         Argentina              31,247         192,510
Banco do Brasil SA..........................................          Brazil             2,355,276          19,885
*Banco do Brasil SA, wts., B................................          Brazil             4,711,582          14,088
*Banco do Brasil SA, wts., C................................          Brazil             4,978,638          16,420
Bangkok Bank Public Co. Ltd. ...............................         Thailand               35,000          72,675
*Daegu Bank Co. Ltd. .......................................        South Korea             12,071          24,578
Ergo Bank SA................................................          Greece                20,390       1,460,163
*Grupo Financiero Banamex Accival SA, B.....................          Mexico                57,000         145,210
*Grupo Financiero Banamex Accival SA, L.....................          Mexico                31,868          74,077
*Grupo Financiero Bancomer SA de CV, B......................          Mexico             1,439,000         848,061
*Grupo Financiero Bancomer SA de CV, L......................          Mexico                34,778          14,535
*Grupo Financiero Serfin SA de CV, B........................          Mexico                41,277           9,207
HSBC Holdings Plc. .........................................         Hong Kong              17,164         525,001
*National Bank of Greece SA.................................          Greece                   320          35,024
Philippine Commercial International Bank Inc. ..............        Philippines             10,000          49,604
PT Bank International Indonesia, fgn. ......................         Indonesia           1,415,000         114,509
PT Inter-Pacific Bank, fgn. ................................         Indonesia               9,500           1,277
Public Bank.................................................         Malaysia              145,000          70,508
Thai Farmers Bank Public Co. Ltd. ..........................         Thailand               39,000          75,019
Turkiye Garanti Bankasi AS..................................          Turkey             8,588,999         339,242
                                                                                                       -----------
                                                                                                         7,258,924
                                                                                                       -----------

 8

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS (CONT.)
BEVERAGES & TOBACCO .5%
Fraser and Neave Ltd., fgn. ................................         Singapore              27,000     $   114,520
PT Hanjaya Mandala Sampoerna................................         Indonesia              46,000          41,746
Quilmes Industrial SA.......................................         Argentina              14,000         160,125
                                                                                                       -----------
                                                                                                           316,391
                                                                                                       -----------
BROADCASTING & PUBLISHING
Times Publishing Ltd. ......................................         Singapore              13,000          25,920
                                                                                                       -----------
BUILDING MATERIALS & COMPONENTS 3.9%
*Cemex SA, B................................................          Mexico               301,000       1,625,499
Cementos Argos SA...........................................         Colombia               21,300          79,816
*Cimentas Izmir Cimento Fabrikasi Turk AS...................          Turkey             3,755,152         224,022
*Cimsa Cimento Sanayi ve Ticaret AS.........................          Turkey             1,627,000          88,695
Gujarat Ambuja Cements Ltd. ................................           India                 2,500          17,312
Izocam Ticaret ve Sanayii AS, br. ..........................          Turkey               149,142           4,541
*Jordan Cement Factories Ltd. ..............................          Jordan                12,000          45,738
PT Indocement Tunggal Prakarsa..............................         Indonesia              70,500          25,877
*PT Semen Cibinong, loc. ...................................         Indonesia             437,500          25,289
PT Semen Gresik.............................................         Indonesia              71,000          52,532
*Royal Ceramic Industry Public Co. Ltd., fgn. ..............         Thailand              141,700          14,802
Shanghai Yaohua Pilkington Glass, B.........................           China                96,250          17,806
Siam Cement Public Co. Ltd. ................................         Thailand                1,600          18,507
Siam Cement Public Co. Ltd., fgn. ..........................         Thailand                2,550          35,343
*Thai Asahi Glass Public Co. Ltd. ..........................         Thailand               72,610          16,649
Tipco Asphalt Public Co. Ltd. ..............................         Thailand                  600             856
                                                                                                       -----------
                                                                                                         2,293,284
                                                                                                       -----------
CHEMICALS 1.2%
Aeci Ltd. ..................................................       South Africa              5,000          18,654
*Atanor Cia Nacional Para la Industria Quimica SA, D........         Argentina              56,550          67,870
Borsodchem RT...............................................          Hungary                  150           4,712
Borsodchem RT, GDR..........................................          Hungary                  150           4,673
Engro Chemical Pakistan Ltd. ...............................         Pakistan                1,000           2,299
Indian Petrochemicals Corp. Ltd. ...........................           India                57,500         101,289
Petkim Petrokimya Holding AS................................          Turkey                30,000          17,280
PT Unggul Indah Corp. ......................................         Indonesia             136,400          26,807
Reliance Industries Ltd., GDR...............................           India                 5,600          46,760
Shanghai Chlor-Alkali Chemical Co. Ltd., B..................           China               256,600          44,135
Shanghai Petrochemical Co. Ltd., H..........................           China               516,000          77,916
Singapore Petroleum Company, fgn. ..........................         Singapore               2,000           1,102
Slovnaft AS.................................................      Slovak Republic            8,000         190,342
*Unipetrol..................................................      Czech Republic            30,602          85,835
                                                                                                       -----------
                                                                                                           689,674
                                                                                                       -----------
CONSTRUCTION & HOUSING
Italian-Thai Development Public Co. Ltd. ...................         Thailand               20,000          15,796
                                                                                                       -----------

                                                                               9

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS .8%
Acma Ltd. ..................................................         Singapore               8,000     $     6,192
Daewoo Electronics Co. .....................................        South Korea             10,000          42,960
Empresa Nacional de Electricidad SA, ADR....................           Chile                 4,100          78,925
Great Wall Electronic International Ltd. ...................         Hong Kong             693,102          33,992
LG Electronics Inc. ........................................        South Korea              2,000          27,581
*Netas Northern Electric Telekomunic Asyon AS...............          Turkey               572,000         181,210
Reunert Ltd. ...............................................       South Africa             24,200          46,825
Samsung Display Devices Ltd. ...............................        South Korea              1,450          68,051
                                                                                                       -----------
                                                                                                           485,736
                                                                                                       -----------
ENERGY SOURCES 1.4%
Engen Ltd. .................................................       South Africa             20,207          87,220
Hindustan Petroleum Corp. Ltd. .............................           India                 2,100          23,429
Transportadora de Gas del Sur SA, B.........................         Argentina              34,000          79,062
Transportadora de Gas del Sur SA, B, ADR....................         Argentina               1,300          15,194
YPF Sociedad Anonima, ADR...................................         Argentina              18,530         630,020
                                                                                                       -----------
                                                                                                           834,925
                                                                                                       -----------
FINANCIAL SERVICES .7%
Alpha Leasing SA............................................          Greece                 9,480         173,426
Etba Leasing................................................          Greece                16,380         117,300
Industrial Finance Corp. of Thailand........................         Thailand                4,400           2,494
Industrial Finance Corp. of Thailand, fgn. .................         Thailand                1,200             703
MBF Capital Bhd. ...........................................         Malaysia              250,000         107,143
Phatra Thanakit Public Co. Ltd. ............................         Thailand                9,386           9,326
*PT Sinar Mas Multi Artha, wts., fgn. ......................         Indonesia               4,260              59
Thai Investments and Securities Ltd. .......................         Thailand                6,400           5,503
                                                                                                       -----------
                                                                                                           415,954
                                                                                                       -----------
FOOD & HOUSEHOLD PRODUCTS 1.3%
Bonnita Holdings Ltd. ......................................       South Africa             80,000          12,860
Boustead Holdings Bhd., fgn. ...............................         Malaysia               11,000          11,181
Chareon Pokphand Feedmill Public Co. Ltd., fgn. ............         Thailand               11,000          19,057
*Del Monte Royal Foods Ltd. ................................       South Africa            135,800          83,544
PT Charoen Pokphand Indonesia...............................         Indonesia             115,000           6,315
PT Japfa Comfeed Indonesia..................................         Indonesia              67,000           4,066
PT Multibreeder Adirama Indonesia TBK.......................         Indonesia             193,500           6,152
Vitro SA....................................................          Mexico               154,000         613,794
                                                                                                       -----------
                                                                                                           756,969
                                                                                                       -----------
FOREST PRODUCTS & PAPER 1.4%
Aracruz Celulose SA, ADR....................................          Brazil                36,000         540,000
Portucel Industrial Empresa Product de Celulose SA..........         Portugal               16,800         153,457
PT Indah Kiat Pulp & Paper Corp. ...........................         Indonesia              65,000          16,156
PT Tjiwi Kimia TBK..........................................         Indonesia             155,500          36,403

 10

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER (CONT.)
Sappi Ltd. .................................................       South Africa             10,177     $    49,481
Shin Poong Paper Manufacturing Co. Ltd. ....................        South Korea              1,400          18,195
                                                                                                       -----------
                                                                                                           813,692
                                                                                                       -----------
HEALTH & PERSONAL CARE .1%
Hankook Cosmetics Co. Ltd. .................................        South Korea              3,000          33,574
PT Tempo Scan Pacific.......................................         Indonesia             102,000           7,370
                                                                                                       -----------
                                                                                                            40,944
                                                                                                       -----------
INDUSTRIAL COMPONENTS .7%
BTR Dunlop Ltd. ............................................       South Africa             50,000          29,768
Leader Universal Holdings Bhd. .............................         Malaysia               68,000          31,571
Marshall Boya ve Vernik Sanayii AS..........................          Turkey             1,545,528         216,198
*Shanghai Rubber Belt Co. Ltd., B...........................           China               563,650          84,548
Shanghai Tyre & Rubber Co. Ltd., B..........................           China               134,300          30,889
                                                                                                       -----------
                                                                                                           392,974
                                                                                                       -----------
INSURANCE .3%
*Anadolu Anonim Turk Sigorta Sirketi, br. ..................          Turkey             1,223,680          34,235
Compania Suramericana de Inversiones SA.....................         Colombia                9,748         143,248
                                                                                                       -----------
                                                                                                           177,483
                                                                                                       -----------
LEISURE & TOURISM 1.2%
Genting Berhad..............................................         Malaysia               25,000          85,852
Hinds Hotels International Ltd. ............................         Singapore             129,000         111,028
Hong Kong & Shanghai Hotels Ltd. ...........................         Hong Kong              16,000          13,112
*Hotel Shilla Co. ..........................................        South Korea             13,900          65,235
Overseas Union Enterprise Ltd. .............................         Singapore              18,000          43,022
Republic Hotels & Resorts Ltd. .............................         Singapore              49,000          20,328
Resorts World Bhd. .........................................         Malaysia              100,000         221,154
Shangri La Hotels (Malaysia) Bhd. ..........................         Malaysia              141,000          55,393
Shangri La Hotels (Malaysia) Bhd., fgn. ....................         Malaysia               27,000          10,607
Sun International (South Africa) Ltd. ......................       South Africa            162,000          75,551
                                                                                                       -----------
                                                                                                           701,282
                                                                                                       -----------
MACHINERY & ENGINEERING .9%
Jurong Shipyard Ltd., fgn. .................................         Singapore              30,000         156,037
*Keppel Philippine Holdings Inc., B.........................        Philippines            366,562          13,541
*Mannesmann SA..............................................          Brazil               760,000          88,897
PT United Tractors..........................................         Indonesia              13,000           2,630
Samsung Heavy Industries Co. Ltd. ..........................        South Korea              3,000          19,495
*Shanghai Erfangji Textile Machinery Co. Ltd., B............           China               293,314          25,812
*Shanghai Steel Tube Co. Ltd., B............................           China               249,700          26,468
Tata Engineering & Locomotive Co., GDR......................           India                 6,200          47,740

                                                                              11

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS (CONT.)
MACHINERY & ENGINEERING (CONT.)
Tata Engineering & Locomotive Co. Telco.....................           India                20,000     $   148,369
Thai Engine Manufacturing Public Company Ltd. ..............         Thailand                4,800          11,006
                                                                                                       -----------
                                                                                                           539,995
                                                                                                       -----------
MERCHANDISING .6%
Cifra SA, C.................................................          Mexico                28,556          50,286
Dairy Farm International Holdings Ltd. .....................         Hong Kong             123,614         148,337
*Siam Makro Public Company Ltd. ............................         Thailand               70,000         123,949
                                                                                                       -----------
                                                                                                           322,572
                                                                                                       -----------
METALS & MINING 1.9%
Antofagasta Holdings Plc. ..................................           Chile                38,181         207,146
Ashanti Goldfields Co. Ltd., GDR............................           Ghana                14,308         133,243
Companhia Siderurgica Nacional Sid Nacional CSN.............          Brazil             1,370,000          40,592
Eregli Demir ve Celik Fabrikalari AS........................          Turkey             1,736,000         217,844
Hellas Can Sa Packaging Manufacturers.......................          Greece                18,270         270,811
Natsteel Ltd. ..............................................         Singapore              39,000          60,613
*Philex Mining Corp., B.....................................        Philippines          3,154,950          79,914
PT Tambang Timah (Persero)..................................         Indonesia              38,000          31,850
South African Iron & Steel Industrial Corp. Ltd. ...........       South Africa            217,672          60,045
Tata Iron & Steel Co. Ltd. .................................           India                 4,500          17,005
                                                                                                       -----------
                                                                                                         1,119,063
                                                                                                       -----------
MULTI-INDUSTRY 5.4%
*A Soriano Corp. ...........................................        Philippines            500,000          18,206
Anglo American Industrial Corp. Ltd. .......................       South Africa             19,896         489,602
Anglovaal Industries Ltd. ..................................       South Africa             29,000          50,645
Cheung Kong Holdings Ltd. ..................................         Hong Kong              60,000         425,900
Hong Leong Industries Bhd. .................................         Malaysia               56,400          74,374
*Hong Leong Industries Bhd., wts., fgn. ....................         Malaysia                8,500           1,856
Koc Holding AS..............................................          Turkey             4,393,175         695,880
Koor Industries Ltd. .......................................          Israel                 1,701         211,539
Lai Sun Garment International Ltd. .........................         Hong Kong              88,000          44,010
Larsen and Toubro Ltd. .....................................           India                28,850         177,488
Malbak Ltd. ................................................       South Africa             12,750          11,892
McCarthy Retail Ltd. .......................................       South Africa             44,785          68,435
Perlis Plantations Bhd., fgn. ..............................         Malaysia               70,000         110,577
*Renong Bhd. ...............................................         Malaysia              329,000         130,154
Saha Union Public Co. Ltd., fgn. ...........................         Thailand               39,000          37,758
Samsung Electronics Co. Ltd. ...............................        South Korea              1,350          71,155
Sembawang Corp. Ltd. .......................................         Singapore              28,000          62,415
Sociedad Comercial del Plata Cadelplata Come................         Argentina             248,040         320,020
Swire Pacific Ltd., A.......................................         Hong Kong               1,000           5,291
Transarchipel Shipping Ltd. - TSL...........................         Zimbabwe              587,000         150,839
                                                                                                       -----------
                                                                                                         3,158,036
                                                                                                       -----------

 12

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS (CONT.)
REAL ESTATE 1.7%
Belle Corp. ................................................        Philippines            396,000     $    22,987
Filinvest Development Corp. ................................        Philippines            200,000          17,678
First Capital Corp. Ltd., fgn. .............................         Singapore              34,000          32,000
Hang Lung Development Co. Ltd. .............................         Hong Kong             217,000         315,069
Hong Leong Properties Bhd., fgn. ...........................         Malaysia               35,000          11,346
Island & Peninsula Bhd., fgn. ..............................         Malaysia               30,000          24,725
Land and House Public Co. Ltd. .............................         Thailand                7,900           3,673
Land and House Public Co. Ltd., fgn. .......................         Thailand                  600             298
MCL Land Ltd. ..............................................         Singapore              42,000          31,207
New World Development Co. Ltd. .............................         Hong Kong              66,147         233,486
PT Ciputra Dev. ............................................         Indonesia             175,000           9,104
PT Pakuwon Jati.............................................         Indonesia             134,000           6,971
PT Summarecon Agung.........................................         Indonesia             327,787          19,895
Sun Hung Kai Properties Ltd. ...............................         Hong Kong               6,000          40,848
United Industrial Corporation Ltd., fgn. ...................         Singapore             391,000         170,684
United Overseas Land Ltd. ..................................         Singapore              73,000          55,598
                                                                                                       -----------
                                                                                                           995,569
                                                                                                       -----------
RECREATION & OTHER CONSUMER GOODS .4%
China First Pencil Co. Ltd., B..............................           China               512,107         103,446
*Shanghai Wingsung Co. Ltd., B..............................           China               392,783          69,915
*Shenzhen China Bicycles Co. Ltd., B........................           China                68,200          11,794
Yue Yuen Industrial (Holdings) Ltd. ........................         Hong Kong              39,000          76,004
                                                                                                       -----------
                                                                                                           261,159
                                                                                                       -----------
TELECOMMUNICATIONS 6.4%
Compania De Telecommunications De Chile SA, Spons. ADR......           Chile                 2,000          55,125
Hellenic Telecommunications Organizations...................          Greece                 5,500         137,595
Jasmine International Public Co. Ltd. ......................         Thailand               60,600          37,055
Pakistan Telecommunications Corp., PTC, A...................         Pakistan               17,000          11,281
Telecomunicacoes Brasileiras SA (Telebras)..................          Brazil             4,525,000         467,603
Telefonica del Peru SA, ADR B...............................           Peru                 11,000         237,187
Telefonos de Mexico SA (Telmex), ADR, L.....................          Mexico                48,300       2,722,912
Total Access Communication Public Co. Ltd. .................         Thailand               14,600          17,228
United Communications Industries, fgn. .....................         Thailand               10,000           9,045
United Communications Industry Public Co. Ltd., loc. .......         Thailand               60,000          50,446
                                                                                                       -----------
                                                                                                         3,745,477
                                                                                                       -----------
TEXTILES & APPAREL .3%
BYC Co. Ltd. ...............................................        South Korea                700          32,347
Graboplast Textil Es Muborgyarto Rt.........................          Hungary                1,000          40,693
Hua Thai Manufacturing Public Co. Ltd. .....................         Thailand               16,000          17,529
Thai Rayon Public Co. Ltd. .................................         Thailand               17,000          30,318
Thai Wacoal Public Co. Ltd., fgn. ..........................         Thailand               18,750          38,933
                                                                                                       -----------
                                                                                                           159,820
                                                                                                       -----------

                                                                              13

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                      COUNTRY            SHARES           VALUE
                                                                      -----------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION 1.4%
Chiwan Wharf Holdings Ltd., B...............................           China               134,000     $    35,626
Delgro Corp. ...............................................         Singapore               8,000           9,560
Guangshen Railway Co. Ltd., ADR.............................           China                 1,400          16,625
Guangshen Railway Co. Ltd., H...............................           China               334,000          76,729
Keppel Corp. Ltd. ..........................................         Singapore              38,000         114,353
*Korea Express Co. Ltd. ....................................        South Korea              3,000          14,729
Malaysian Airline System Bhd. ..............................         Malaysia               23,000          27,170
Malaysian International Shipping Corp., fgn. ...............         Malaysia              229,333         441,025
Neptune Orient Lines Ltd. ..................................         Singapore              97,000          46,248
Regional Container Lines Public Co. Ltd., fgn. .............         Thailand               30,000          33,822
SBS Bus Service Ltd., fgn...................................         Singapore               5,500           2,707
                                                                                                       -----------
                                                                                                           818,594
                                                                                                       -----------
UTILITIES ELECTRICAL & GAS 2.1%
*CEZ AS.....................................................      Czech Republic            29,000         871,970
Enersia SA, ADR.............................................           Chile                 1,200          37,875
Korea Electric Power Corp. .................................        South Korea              5,400          70,181
Nafta Gbely AS..............................................      Slovak Republic            1,200          30,223
Unified Energy System.......................................          Russia               700,000         220,500
                                                                                                       -----------
                                                                                                         1,230,749
                                                                                                       -----------
WHOLESALE & INTERNATIONAL TRADE .1%
Metro Holdings Ltd., fgn. ..................................         Singapore              24,000          30,613
                                                                                                       -----------
TOTAL COMMON STOCKS (COST $29,788,203)......................                                            28,351,428
                                                                                                       -----------
PREFERRED STOCKS 3.9%
Banco do Brazil SA, pfd. ...................................          Brazil            15,400,000         180,133
Brasmotor SA, pfd. .........................................          Brazil               407,500          59,492
Centrais Eletricas Brasileiras SA (Electrobras), pfd., B....          Brazil            24,956,000       1,233,479
Investimentos Itau SA, pfd. ................................          Brazil               960,200         836,021
                                                                                                       -----------
TOTAL PREFERRED STOCKS (COST $2,174,113)....................                                             2,309,125
                                                                                                       -----------
                                                                                        PRINCIPAL
                                                                                        AMOUNT**
                                                                                        --------
BONDS - CORPORATE 6.8%
Banco Ganadero SA, 144A, 9.75%, 8/26/99.....................         Colombia          $   200,000         206,000
Banco Nacional Obra Serv., 9.625%, 11/15/03.................          Mexico               125,000         131,250
Bepensa SA, 144A, 9.75%, 9/30/04............................          Mexico               270,000         274,725
Bridas Corp., Yankee, 12.50%, 11/15/99......................         Argentina             460,000         493,948
Cemex SA, 144A, 10.75%, 7/15/00.............................          Mexico               230,000         244,950
Centrais Electricas Brasileiras SA, 144A, 10.00%,
  10/30/98..................................................          Brazil               200,000         201,000
Essar Steel Ltd., 144A, FRN, 8.275%, 7/20/99................           India                30,000          27,450
Pera Financial Services, 9.375%, 10/15/02...................          Turkey               300,000         283,500
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................        Philippines            500,000         504,375
  9.25%, 6/30/06............................................        Philippines            190,000         190,000
PIV Investment Finance (Cayman) Ltd., cvt., 4.50%.,
  12/01/00..................................................         Hong Kong             330,000          24,750

 14

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                                        PRINCIPAL
                                                                     COUNTRY             AMOUNT**         VALUE
                                                                    ----------------------------------------------
BONDS - CORPORATE (CONT.)
Poland Communications Inc., 9.875%, 11/01/03................          Poland           $   280,000     $   278,600
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....          Mexico               320,000         297,600
PT Astra International, 9.75%, 4/29/01......................         Indonesia             175,000          70,070
PT Indah Kiat Financial Mauritius, 10.00%, 7/01/07..........         Indonesia             625,000         513,000
Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01...........         Indonesia             250,000         229,375
                                                                                                       -----------
TOTAL BONDS - CORPORATE (COST $4,441,639)...................                                             3,970,593
                                                                                                       -----------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES 32.7%
Abril SA, 144A, 12.00%, 10/25/03............................          Brazil               250,000         262,813
Associacion Nacional del Cafe, 11.00%, 8/31/98..............         Guatemala              92,000          92,000
Government of Brazil:
  9.375%, 4/07/08...........................................          Brazil               950,000         947,501
  FRN, 6.75%, 4/15/12.......................................          Brazil             1,115,000         898,969
  8.00%, 4/15/14............................................          Brazil               159,636         136,693
  10.125%, 5/15/27..........................................          Brazil             1,075,000       1,066,938
Minfin of Russia, 144A, 10.00%, 6/26/07.....................          Russia             1,260,000       1,205,662
Republic of Argentina:
  9.25%, 2/23/01............................................         Argentina           1,320,000       1,365,375
  8.75%, 5/09/02............................................         Argentina             325,000         320,856
  11.00%, 10/09/06..........................................         Argentina             225,000         250,453
  Reg S, 11.75%, 2/12/07....................................         Argentina             490,000ARS      510,289
  11.375%, 1/30/17..........................................         Argentina             300,000         339,188
  9.75%, 9/19/27............................................         Argentina           1,240,000       1,224,500
Republic of Ecuador:
  11.25%, 4/25/02...........................................          Ecuador              600,000         622,500
  144A, 11.25%, 4/25/02.....................................          Ecuador              750,000         778,125
Republic of Panama, FRN, 6.844%, 5/14/02....................          Panama               346,163         341,836
Republic Of Turkey:
  144A, 9.875%, 2/23/05.....................................          Turkey               500,000         511,875
  144A, 10.00%, 9/19/07.....................................          Turkey             1,230,000       1,260,750
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................         Venezuela             280,000         282,100
  Reg S, 9.125%, 6/18/07....................................         Venezuela             300,000         302,250
  9.25%, 9/15/27............................................         Venezuela           2,400,000       2,178,000
Sei Holdings IX Inc., 144A, 11.00%, 11/30/00................    Trinidad and Tobago        210,000         225,658
United Mexican States:
  9.75%, 2/06/01............................................          Mexico               340,000         359,550
  9.875%, 1/15/07...........................................          Mexico             1,950,000       2,098,688
  8.625%, 3/12/08...........................................          Mexico               825,000         822,937
  11.375%, 9/15/16..........................................          Mexico               450,000         529,875
  11.50%, 5/15/26...........................................          Mexico               175,000         213,062
                                                                                                       -----------
TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST
  $19,076,066)..............................................                                            19,148,443
                                                                                                       -----------

                                                                              15

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1998 (CONT.)

                                                                                        PRINCIPAL
                                                                    COUNTRY             AMOUNT**        VALUE
                                                                   -----------------------------------------------
SHORT TERM INVESTMENTS 10.1%
Deutsche Bank AG, 5.875%, 4/01/98...........................       United States       $   454,000     $   454,000
U.S. Treasury Bills, 4.965% to 5.39% with maturities to
  6/25/98...................................................       United States         5,467,000       5,425,981
                                                                                                       -----------
TOTAL SHORT TERM INVESTMENTS (COST $5,880,101)..............                                             5,879,981
                                                                                                       -----------
TOTAL INVESTMENTS (COST $61,360,122) 101.9%.................                                            59,659,570
OTHER ASSETS, LESS LIABILITIES (1.9%).......................                                            (1,139,923)
                                                                                                       -----------
TOTAL NET ASSETS 100.0%.....................................                                           $58,519,647
                                                                                                       ===========

CURRENCY ABBREVIATION:

ARS  -- Argentina Peso

*Non-income producing.
**Securities traded in U.S. dollars unless otherwise indicated.
                       See Notes to Financial Statements.
 16

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets:
 Investments in securities, at value (cost $61,360,122).....    $59,659,570
 Receivables:
  Investment securities sold................................        764,307
  Dividends and interest....................................        561,742
 Organization costs.........................................          4,302
                                                                -----------
      Total assets..........................................     60,989,921
                                                                -----------
Liabilities:
 Payables:
  Investment securities purchased...........................      2,304,903
  To affiliates.............................................         63,230
 Funds advanced by custodian................................         11,756
 Accrued expenses...........................................         90,385
                                                                -----------
      Total liabilities.....................................      2,470,274
                                                                -----------
Net assets, at value........................................    $58,519,647
                                                                ===========
Net assets consist of:
 Undistributed net investment income........................    $    49,894
 Net unrealized depreciation................................     (1,694,196)
 Accumulated distributions in excess of net realized loss...       (834,116)
 Capital shares.............................................     60,998,065
                                                                -----------
Net assets, at value........................................    $58,519,647
                                                                ===========
Net asset value per share ($58,519,647 / 4,384,710 shares
  outstanding)..............................................         $13.35
                                                                ===========

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998

Investment Income:
 (net of foreign taxes of $30,997)
 Dividends..................................................    $   852,816
 Interest...................................................      2,753,197
                                                                -----------
      Total investment income...............................                      $ 3,606,013
Expenses:
 Management fees (Note 3)...................................        799,588
 Administrative fees (Note 3)...............................        159,918
 Transfer agent fees........................................         18,277
 Custodian fees.............................................         56,369
 Reports to shareholders....................................         54,984
 Registration and filing fees...............................         16,170
 Professional fees (Note 3).................................         70,826
 Directors' fees and expenses...............................         14,807
 Amortization of organization costs.........................          3,898
 Other......................................................          8,935
                                                                -----------
      Total expenses........................................                        1,203,772
                                                                                  -----------
            Net investment income...........................                        2,402,241
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................      3,763,109
  Foreign currency transactions.............................        (62,563)
                                                                -----------
     Net realized gain......................................                        3,700,546
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     (4,615,569)
  Translation of assets and liabilities denominated in
    foreign currencies......................................         14,488
                                                                -----------
     Net unrealized depreciation............................                       (4,601,081)
                                                                                  -----------
Net realized and unrealized loss............................                         (900,535)
                                                                                  -----------
Net increase in net assets resulting from operations........                      $ 1,501,706
                                                                                  ===========

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1998 AND 1997

                                                                   1998              1997
                                                                -----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $ 2,402,241       $ 2,640,752
  Net realized gain from investments and foreign currency
    transactions............................................      3,700,546         4,471,472
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................     (4,601,081)        5,293,006
                                                                -----------------------------
    Net increase in net assets resulting from operations....      1,501,706        12,405,230
 Distributions to shareholders from:
  Net investment income.....................................     (3,087,904)       (2,187,265)
  Net realized gains........................................     (5,298,805)       (2,659,029)
  In excess of net realized gains...........................       (834,116)               --
 Capital share transactions (Note 2)........................      1,163,922                --
                                                                -----------------------------
    Net increase (decrease) in net assets...................     (6,555,197)        7,558,936
Net assets:
 Beginning of year..........................................     65,074,844        57,515,908
                                                                -----------------------------
 End of year................................................    $58,519,647       $65,074,844
                                                                =============================
Undistributed net investment income included in net assets:
 End of year................................................    $    49,894       $   453,487
                                                                =============================

                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Appreciation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks capital appreciation by investing substantially all of its assets in a portfolio of equity securities and debt obligations of issuers in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 20

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

f. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At March 31, 1998, there were 100,000,000 shares authorized ($0.01 par value). During the year ended March 31, 1998, 95,954 shares were issued for $1,163,922 from reinvested distributions. During the year ended March 31, 1997, there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Limited (TAML), Templeton Investment Counsel, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, sub-advisor and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. TAML has entered into a sub-advisory agreement with TICI, whereby TICI manages the debt component of the Fund's portfolio. For its services TAML pays to TICI a fee of 0.30% per year of the Fund's average daily net assets. TAML pays an economic consulting and shareholder servicing fee to Paine Webber of 0.10% per year of the average daily net assets of the Fund. The Fund pays FT Services an administrative fee of 0.25% per year of the Fund's average daily net assets, of which 0.20% is paid to Princeton Administrators, L.P., for sub-administrative services, subject to a minimum monthly fee of $8,333.

Included in professional fees are legal fees of $15,070 that were paid to a law firm in which a partner is an officer of the Fund.

                                                                              21

PAGE


TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Notes to Financial Statements (continued)

4. INCOME TAXES

At March 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $61,669,627 was as follows:

Unrealized appreciation.....................................  $ 7,214,525
Unrealized depreciation.....................................   (9,224,582)
                                                              -----------
Net unrealized depreciation.................................  $(2,010,057)
                                                              ===========

Net realized capital gains differ for financial statements and tax purposes primarily due to differing tax treatments of passive foreign investment companies, wash sales, and losses realized on the sale of securities subsequent to October 31.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 1998 aggregated $42,026,379 and $44,473,386, respectively.

 22

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Emerging Markets Appreciation Fund, Inc. as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Emerging Markets Appreciation Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN LLP

New York, New York
April 24, 1998

                                                                              23

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Annual Meeting of Shareholders, September 23, 1997

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on September 23, 1997. The purpose of the meeting was to elect five Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998, and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Frank J. Crothers, Martin L. Flanagan, Andrew H. Hines, Jr., Edith E. Holiday, and Charles B. Johnson.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors for the terms set forth below:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Martin L. Flanagan..........................................  3,422,111        79.79%         100,997          2.36%
Andrew H. Hines, Jr.........................................  3,439,785        80.21%          83,323          1.94%
Edith E. Holiday............................................  3,421,811        79.79%         101,297          2.36%
Charles B. Johnson..........................................  3,444,418        80.31%          78,690          1.84%
TERM EXPIRING 1998:
--------------
Frank J. Crothers...........................................  3,423,377        79.82%          99,731          2.33%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1998:

              % OF                    % OF                    % OF
           OUTSTANDING             OUTSTANDING             OUTSTANDING
   FOR       SHARES      AGAINST     SHARES      ABSTAIN     SHARES
----------------------------------------------------------------------
3,423,404    79.82%      42,764       1.00%      56,940       1.33%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Rupert H. Johnson, Jr., Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 24

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates the following amounts as capital gain dividends for the fiscal year ended March 31, 1998:

         28% Rate Gain...............................  $  331,595
         20% Rate Gain...............................   2,618,115
                                                       ----------
         Total.......................................  $2,949,710
                                                       ==========

                                                                              25

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: --Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, will provide additional Plan information upon request. --Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. --A participant has the option of submitting additional payments to Mellon Securities Trust Company (the "Plan Agent"), in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Appreciation Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. --The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. --The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees. --Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

 26

PAGE

TEMPLETON EMERGING MARKETS APPRECIATION FUND, INC.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Appreciation Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEA." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value may be obtained when available on a two business day delay basis by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1-800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Appreciation Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              27

PAGE

                       This page intentionally left blank

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Floating Rate Trust
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


*These funds are now closed to new accounts, with the exception of retirement plan accounts.
**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
+Portfolio of insured municipal securities.
++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

05/98


PAGE


TEMPLETON EMERGING MARKETS
APPRECIATION FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.


To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone. Printed on recycled paper



TLTEA A98 5/98                   [Recycled Paper LOGO] Printed on recycled paper